Exhibit 10.1

REAFFIRMATION AGREEMENT

This Reaffirmation Agreement (this “Agreement”), dated as of September 3, 2025, is made by each of the Guarantors (as defined in the Credit Agreement referred to below) listed on the signature pages hereto (collectively, the “Reaffirming Parties” and each a “Reaffirming Party”) in favor of Texas Capital Bank, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties under the Credit Agreement referred to below.

WHEREAS, W&T Offshore, Inc. (the “Borrower”), the Lenders party thereto from time to time and the Administrative Agent are parties to that certain Credit Agreement dated as of January 28, 2025 (as amended, restated, amended and restated, modified, or otherwise supplemented prior to the First Amendment Effective Date, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by the First Amendment and as may be further amended, restated, amended and restated, modified, or otherwise supplemented from time to time, the “Credit Agreement”; each capitalized term defined in the Credit Agreement, but not defined in this Agreement, shall have the meaning ascribed to such term in the Credit Agreement), pursuant to which the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain credit available to and on behalf of the Borrower;

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent have entered into that certain First Amendment to Credit Agreement dated as of the date hereof (the “First Amendment”); and

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Loans and Commitments made available to the Borrower under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01.  Reaffirmation. Each Reaffirming Party hereby expressly (i) acknowledges the terms of the First Amendment, (ii) ratifies and affirms its obligations under the Credit Agreement (including, without limitation, the Guaranty and all Liens granted pursuant to the Security Agreement and the other Loan Documents) and the other Loan Documents to which it is a party, (iii) acknowledges, renews and continues its liability under the Credit Agreement (including, without limitation, the Guaranty and all Liens granted pursuant to the Security Agreement and the other Loan Documents) and the other Loan Documents to which it is a party, (iv) agrees that the Security Agreement and the other Loan Documents to which it is a party remain in full force and effect with respect to the Guarantee of the Obligations, (v) represents and warrants to the Lenders and the Administrative Agent that all of the representations and warranties of such Reaffirming Party under the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date and after giving effect to the amendments set forth therein, except to the extent that (A) any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the First Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (B) any such representations and warranties are already qualified by materiality, Material Adverse Effect or other similar qualification, in which case, such representations and warranties are true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Reaffirming Party of this Agreement are within such Reaffirming Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Agreement constitutes the valid and binding obligation of such Reaffirming Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally (including Debtor Relief Laws) and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to the First Amendment, no Default or Event of Default exists.

ARTICLE II

Miscellaneous

SECTION 2.01.  Loan Document.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 2.02.  Effectiveness; Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Delivery of an executed counterpart of a signature page of this Agreement, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 2.03.  No Novation.  This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Lien on any Collateral securing any obligation under the Security Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations and liabilities outstanding under the Credit Agreement or any Lien securing the same, and it is the intent of the parties hereto to confirm that all of the respective obligations of each Reaffirming Party under the Security Agreement and the other Loan Documents shall continue in full force and effect.

SECTION 2.04.  Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS.  Sections 12.12 and 12.18 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, each Reaffirming Party has caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GUARANTORS:

AQUASITION ENERGY LLC
AQUASITION LLC
AQUASITION II LLC
AQUASITION III LLC
AQUASITION IV LLC
AQUASITION V LLC
GREEN HELL LLC
W & T ENERGY VI, LLC
W & T ENERGY VII, LLC
SEAQUESTER LLC
SEAQUESTRATION LLC
FALCON AERO HOLDCO LLC
FALCON AERO HOLDINGS LLC

By:	/s/Sameer Parasnis
Name:	Sameer Parasnis
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Reaffirmation Agreement

Acknowledged and agreed:

TEXAS CAPITAL BANK,

as Administrative Agent

By:	/s/Mark Graham
Name:	Mark Graham
Title:	Managing Director

Signature Page to Reaffirmation Agreement